VAN KAMPEN FOCUS PORTFOLIOS, SERIES 372
                      Strategic Small-Cap Portfolio 2003-1

               Supplement to the Prospectus dated January 15, 2003

     Notwithstanding anything to the contrary in the prospectus, AirGate PCS, Inc., Acterna Corporation, Fleming Companies, Inc. and UbiquiTel, Inc. were liquidated from the Portfolio due to serious adverse credit factors.

Supplement Dated: March 28, 2003